Leases - Cash Flow (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Cash paid for amounts included in the measurement of liabilities
Operating cash flows from operating and finance leases	$ 67,731	$ 74,175
Finance cash flows from finance leases	9,761	7,632
ROU assets obtained in exchange for lease obligations (net of early terminations)
Operating leases	34,385	12,914
Finance leases	$ 6,359	$ 9,441